UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 20, 2005

NYMT SECURITIES CORPORATION (as depositor under a Trust Agreement, dated as of December 12, 2005, providing for, inter alia, the issuance of New York Mortgage Trust 2005-3 Mortgage-Backed Notes)

NYMT Securities Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-127912	84-1689414
State of Incorporation	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Avenue of the Americas, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 634-9400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Item 8.01. Other Events

The Registrant registered issuances of its New York Mortgage Trust 2005-3 Mortgage-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-127912) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $228,655,000 aggregate principal amount of Class A-1, Class A-2, Class A-3, Class M-1 and Class M-2 Notes (collectively, the “Notes”) on December 20, 2005. This Current Report on Form 8-K contains copies of the operative agreements executed in connection with the issuance of Notes, forms of which were filed as exhibits to the Registration Statement.

The Notes will be issued pursuant to an Indenture, dated as of December 1, 2005 (the “Indenture”), by and among New York Mortgage Trust 2005-3, a Delaware statutory trust (the “Issuer” or the “Trust”), U.S. Bank National Association, as indenture trustee (in such capacity, the “Indenture Trustee”), and Wells Fargo Bank, N.A. (“Wells Fargo”), as trust administrator (in such capacity, the “Trust Administrator”). The Indenture is attached hereto as Exhibit 4.1. The Trust has been created pursuant to a trust agreement, dated as of December 12, 2005, by and between Wilmington Trust Company, as owner trustee (the “Owner Trustee”), and the Registrant, as amended and restated as of December 20, 2005 (the “Trust Agreement”), by and among the Registrant, the Trust Administrator and the Owner Trustee. The Trust Agreement is attached hereto as Exhibit 4.2. The Trust has issued a single class of ownership certificates evidencing the equity interest in the Issuer (the “Ownership Certificate”).

The Notes will be secured by adjustable-rate first-lien mortgage loans and related notes and mortgages (the “Mortgage Loans”), together with certain other assets (together with the Mortgage Loans, the “Collateral”), conveyed to the Issuer and pledged under the Indenture. The Mortgage Loans were conveyed by New York Mortgage Funding, LLC, as Seller, (the “Seller”) to the Registrant on the Closing Date pursuant to a mortgage loan purchase agreement, dated as of December 1, 2005 (the “Mortgage Loan Purchase Agreement”), by and between the Seller, the Registrant and New York Mortgage Trust, Inc. as the guarantor. The Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1. On the Closing Date, the Registrant conveyed the Mortgage Loans to the Issuer pursuant to a transfer and servicing agreement dated as of December 1, 2005 (the “Transfer and Servicing Agreement”), by and among the Issuer, the Registrant, the Seller, Wells Fargo, as master servicer (in such capacity, the “Master Servicer”), the Trust Administrator, the Indenture Trustee, the Servicer and Cenlar FSB (the “Subservicer”). The Transfer and Servicing Agreement is attached as Exhibit 4.3 hereto.

The Notes were sold pursuant to the underwriting agreement, dated December 16, 2005, by and among the Registrant and Credit Suisse First Boston LLC, as the underwriter (the “Underwriter”) and the related terms agreement, dated December 16, 2005, by and among the Registrant and the Underwriter (such underwriting agreement and terms agreement, collectively, the “Underwriting Agreement”). The Underwriting Agreement is attached hereto as Exhibit 1.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits:

Exhibit No.	Description
1.1	Underwriting agreement, dated December 16, 2005, by and among the Registrant and Credit Suisse First Boston LLC and the related terms agreement, dated December 16, 2005, by and among the Registrant and Credit Suisse First Boston LLC

4.1	Indenture, dated as of December 1, 2005, by and among New York Mortgage Trust 2005-3, a Delaware statutory trust, U.S. Bank National Association, as indenture trustee, and Wells Fargo Bank, N.A., as trust administrator

4.2	Amended and Restated Trust Agreement, dated as of December 20, 2005, by and among the Registrant, Wells Fargo Bank, N.A., as trust administrator and Wilmington Trust Company, as owner trustee

4.3	Transfer and Servicing Agreement dated as of December 1, 2005, by and among the Issuer, the Registrant, the Seller, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as trust administrator, U.S. Bank National Association, as indenture trustee, NYMT Servicing Corporation, as servicer and Cenlar FSB, as subservicer

99.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2005, by and between the Seller, the Registrant and New York Mortgage Trust, Inc. as guarantor

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NYMT SECURITIES CORPORATION
(Registrant)

By:	/s/ Steven R. Mumma
Name:	Steven R. Mumma
Title:	Chief Operating Officer

Dated: January 4, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description	Sequentially Numbered Page

1	1.1	Underwriting agreement, dated December 16, 2005, by and among the Registrant and Credit Suisse First Boston LLC and the related terms agreement, dated December 16, 2005, by and among the Registrant and Credit Suisse First Boston LLC

2	4.1	Indenture, dated as of December 1, 2005, by and among New York Mortgage Trust 2005-3, a Delaware statutory trust, U.S. Bank National Association, as indenture trustee, and Wells Fargo Bank, N.A., as trust administrator

3	4.2	Amended and Restated Trust Agreement, dated as of December 20, 2005, by and among the Registrant, Wells Fargo Bank, N.A., as trust administrator and Wilmington Trust Company, as owner trustee

4	4.3	Transfer and Servicing Agreement dated as of December 1, 2005, by and among the Issuer, the Registrant, the Seller, Wells Fargo Bank, N.A., as master servicer, Wells Fargo Bank, N.A., as trust administrator, U.S. Bank National Association, as indenture trustee, NYMT Servicing Corporation, as servicer and Cenlar FSB, as subservicer

5	99.1	Mortgage Loan Purchase Agreement, dated as of December 1, 2005, by and between the Seller, the Registrant and New York Mortgage Trust, Inc. as guarantor